2Q14 Financial and operating results for the period ended June 30, 2014 July 29, 2014 Unless otherwise specified, comparisons in this presentation are between 2Q14 and 2Q13. Exhibit 99.1

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 2 Forward-Looking Statements Certain statements made in this presentation should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about future results of operations and capital plans. We caution investors that these forward- looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those included in our press release issued on July 28, 2014, our Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. We assume no obligation to update this presentation, which speaks as of today’s date.

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 3 Non-GAAP Measures This presentation contains the following financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP): operating earnings measures; book value, excluding accumulated other comprehensive income (loss) per share; operating return measures; earnings before the loss on the operations of CLIC being sold, the earnings of CLIC being sold, gain (loss) related to reinsurance transactions, net realized investment gains (losses), fair value changes in embedded derivative liabilities, equity in earnings of certain non-strategic investments and earnings attributable to variable interest entities, corporate interest expense, loss on extinguishment of debt and taxes; and debt to capital ratios, excluding accumulated other comprehensive income (loss). Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com.

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 4

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 5  Growth in the business and operating EPS  Continued strength in key capital ratios  Ongoing return of capital to shareholders and increased securities repurchase guidance  Closed sale of Conseco Life Insurance Company (CLIC) on July 1st  Received additional upgrade from S&P to BB+ after close of the CLIC sale 2Q14 Summary CNO

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 6  Agent productivity  Branch and geographic expansion  New product development  Worksite platform  Operating efficiencies  Customer Experience Investments Driving Growth Investment Breakdown Investments in Key Initiatives in 2014 Continue to Drive Above Industry Growth Rates Growth in Business Back Office Efficiencies & Capabilities Agent Growth and Expansion Customer Experience / Brand Awareness New Products and Market Reach ($ millions) 2Q13 2Q14 LTM NAP $400 $423 LTM Collected Premium* $2,370 $2,410 Bankers Annuity Account Values $7,294 $7,465 * Includes Bankers Life (excluding annuities), Washington National Supplemental Health and Colonial Penn CNO Key Initiatives

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 7 2Q13 $0.25 2Q14 $0.32 CNO Compelling Per Share Growth Story  Investments in business driving growth  Returned over $1bn in securities repurchase since inception of program through July  Excess capital, ratings upgrades and de-levering has recapitalization on the radar Notable Items Operating Earnings Per Share Excluding Significant Items* Operating Earnings xSignificant Items* $57.4mm $71.3mm Weighted Average Shares Outstanding 230.9mm 222.1mm Significant EPS Growth * A non-GAAP measure. Refer to the Appendix for the corresponding GAAP measure.

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 8 2Q14 Sales and Distribution Results  Sales flat, but leading indicators tracking with expectations – Strong life and annuity sales offset by lower health sales  Shortfall in recruiting offset by gains in productivity – Agent productivity** up 4%  Collected premiums up 2%  Opened 5 net locations YTD Bankers Life * MA/PDP sales are excluded from NAP in all periods. ** Calculated as Bankers Life NAP divided by average agent force ($ millions) Quarterly NAP* Med Advantage Policies Issued 2,312 1,729 16,814 1,075 2,154 Trailing 4-Quarters NAP $250.6 $255.5 $260.1 $262.7 $262.6 Collected Premiums $599.4 $600.3 $640.3 $600.0 $612.4 Trailing 4-Quarters Med Advantage Fee Income, Net $8.2 $8.9 $9.1 $9.8 $10.6 2Q13 $63.2 3Q13 $62.5 4Q13 $73.9 1Q14 $63.1 2Q14 $63.1

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 9 Washington National 2Q14 Sales and Distribution Results ($ millions) * Total producing agents includes appointed agents with $1000 or more of NAP in the prior 12 months Quarterly NAP Trailing 4-Quarters NAP $88.1 $90.6 $94.0 $95.4 $97.4  Sales up 9% ‒ Individual sales up 11% ‒ Worksite sales up 3%  Growth in PMA agent force ‒ Producing agents* up 17%  Supplemental health collected premiums up 6% Supplemental Health Collected Premiums $121.9 $122.7 $126.4 $125.9 $129.1 2Q13 $23.3 3Q13 $23.9 4Q13 $26.2 1Q14 $22.0 2Q14 $25.3

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 10  Sales up 4% ‒ Strong web, term, and whole life product sales ‒ Improvement in marketing costs effectiveness  Continue to build momentum ‒ February through June sales up 7%  Continued growth in collected premiums and in-force EBIT, both up 6% 2Q14 Sales and Distribution Results Colonial Penn ($ millions) Quarterly NAP Trailing 4-Quarters NAP $61.5 $61.8 $62.2 $62.0 $62.7 Collected Premiums $57.4 $58.6 $58.5 $61.0 $60.9 2Q13 $15.8 3Q13 $15.4 4Q13 $14.0 1Q14 $16.8 2Q14 $16.5

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 11 Business Investments Delivering Results  Sales force automation and new CRM tools  Advanced life sales training  Revised branding and digital marketing  Grow Financial Advisor program  New term & whole life growth (Patriot Program)  Web/digital strategy  Sales generation diversification  Telesales productivity Investments expected to yield sales growth of 6% - 8% in 2014  Worksite distribution expansion  New product introductions  Grow owned agency distribution  Individual distribution geographic expansion

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 12 2Q14 Consolidated Financial Highlights CNO  Strong Overall Earnings ‒ Med supp and LTC benefit ratios performed within expected ranges ‒ Continued growth in annuity account value and strong margins ‒ Supplemental health benefit ratios elevated ‒ Corporate and overall results benefited from favorable investment results  Capital & Liquidity ‒ RBC of 437% and holding company leverage at 17.4% ‒ Generated capital of $177mm in the quarter, ~$120mm up to the holding company ‒ Holding company liquidity and investments $277mm ‒ Deployable capital of ~$130mm exclusive of ~$220mm of CLIC proceeds received July 1st  Capital Deployment ‒ Deployed ~$131mm in the quarter, including share buybacks, dividends and debt amortization  Other Items of Note ‒ Discount rate adjustment on deferred comp ‒ CLIC loss on sale impact on 1Q EPS calculation

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 13 $(3.6) $(0.4) $3.8 $(3.0) $(3.7) $1.2 $(4.2) $(4.1) $(6.2) $3.8 $(7.2) $(5.7) $(7.4) $76.6 $80.6 $79.8 $84.2 $87.4 $34.3 $33.0 $37.8 $31.1 $32.3 2Q13 3Q13 4Q13 1Q14 2Q14 Corporate CP OCB** BLC WN ($ millions) * A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. ** OCB in prior quarters reflects losses from LTC reinsured and residual overhead expense allocated to Washington National and Bankers Life beginning 1Q14. No longer reporting on OCB beginning 1Q14. Segment Earnings 2Q14 Notable Items Segment EBIT Excluding Significant Items*  2014 segment results reflect allocation of residual OCB overhead  Bankers results reflect favorable annuity and health margins  Washington National results impacted by weakness in supplement health margins  Colonial Penn results reflect cost effective lead generation and sales activities  Corporate and overall results reflect favorable investment results CNO $101.3 2Q13 230.9mm Weighted Average Diluted Shares Outstanding 2Q14 222.1mm $103.3 $109.9 $106.1 $119.8

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 14 $120 $122 $124 $126 $127 53.5% 55.1% 50.6% 53.0% 54.8% 2Q13 3Q13 4Q13 1Q14 2Q14 Premium Reported Benefit Ratio $189 $191 $190 $195 $193 67.2% 67.0% 65.7% 67.7% 69.5% 2Q13 3Q13 4Q13 1Q14 2Q14 $134 $133 $131 $129 $127 81.4% 79.4% 80.0% 81.0% 79.2% 2Q13 3Q13 4Q13 1Q14 2Q14 ($ millions) * A non-GAAP measure. Refer to the Appendix for the corresponding GAAP measure Health Margins 2Q14 Highlights  Bankers Medicare supplement benefit ratio in line with expectations and favorable trends  Growth in premium driven by improved persistency and new business mix CNO Washington National Supplemental Health Interest-Adjusted* Bankers Life Long Term Care Interest-Adjusted* Bankers Life Medicare Supplement  Supplemental Health reflects a slowing of conversion activity on certain return of premium policies  Expect ratio to be in the 54% range during 2014 with steady increase in premium  LTC reflects favorable claims activity, but within expectations for the block  Decline in premium reflects run-off of comprehensive policies and new business mix

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 15 $24,861 $24,933 $25,272 $348.8 $350.7 $354.4 $348.1 $347.4 2Q13 3Q13 4Q13 1Q14 2Q14 Net Investment Income $7.4 $10.7 $4.9 $2.9 $8.1 $11.9 $0.0 Investment Results Unadjusted for CLIC Assets Being Sold CNO ($ millions) Earned Yield*: 5.88% 5.86% 5.85% 5.88% 5.83% New Money Rate: 5.13% 4.93% 5.01% 5.17% 5.36% Average Invested Assets and Cash  2Q14 new money rate reflects emphasis on sustaining portfolio yields, low asset turnover and credit driven allocation strategy  2014 asset balances reflect LTC reinsurance transaction, with CLIC assets transferred as of July 1st Realized Gains, Losses and Impairments $11.2 $13.5 $8.0 $13.6 Gross Realized Gains Gross Realized Losses Impairments  2Q14 net realized gains and losses at low levels, reflecting emphasis on limiting portfolio turnover  Low impairment levels consistent with broad credit market conditions 2Q13 3Q13 4Q13 1Q14 * Earned Yield excludes floating rate FHLB Pre-Pay / Call / Make- whole Income: $1.7 $4.3 $5.0 $2.3 $5.5 $25.5 $10.5 $45.6 $22.2 $9.5 $30.1 $16.0 $15.5 Realized Gains and Losses on OCB LTC sales $24,850 CLIC assets being sold $4.4 $5.9 $1.1 $1.3 2Q14 $17.3 $4.9 $3,512 $3,492 $24,853

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 16 v v v Capital Targets & Excess Capital Deployment CNO 2013 2Q14 2014 Outlook RBC 410% 437% ~ 415% Liquidity $309mm $277mm ~ $400mm* Leverage** 16.9% 17.4% ~17% Investment-grade ratings dialed-in while maintaining our tactical approach to deployment… Key Capital Ratios 2Q Capital Deployment  $96mm of stock repurchases, $137mm YTD  Guidance maintained at $350mm to $400mm range for full year 2014  RBC remains strong on growth in statutory earnings  Leverage reduced 20 basis points sequentially 2014 Capital Utilization Plan * Liquidity position reflects CLIC closing and assumes $375 million of share repurchases. ** A non-GAAP measure. Refer to the Appendix for the corresponding GAAP measure. Impact of July 1st CLIC Close  Received $220mm in net proceeds(1)  Recaptured Bankers traditional life block for $28mm (1) Based upon the estimated balance sheet of CLIC as of June 30, 2014 and after anticipated transaction costs and intercompany transactions completed in connection with the closing Securities Repurchase $375 Common Stock Dividends $51 Debt Repayment / Financing Costs $63 Holdco Exp & Other $27 Interest $38

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 17 ROE Development CNO Notable Items Normalized Operating ROE* * A non-GAAP measure. Refer to the Appendix for a reconciliation to the corresponding GAAP measure. Operating ROE*: 7.4% 8.4%  Trailing 4 quarter basis dampens the impact of recent OCB transactions  When excluding OCB transactions, average equity is up nearly $270mm year-over-year  The sale of CLIC, life recapture and conservative reinvestment returns on proceeds yields run-rate ROE improvement of 60-90 basis points  Management remains focused on both growth and quality of ROE 7.7% 8.3% 2Q13 2Q14

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 18  Significant opportunity in the middle market Well positioned to capitalize on the opportunity with our unique business model  Investing in the business model to continue to drive above industry sales growth and improved efficiencies  Generating and returning significant capital to shareholders  Strong track record of execution Why CNO? Catalysts driving future valuation are compelling

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 19 Questions and Answers

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 20 Appendix

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 21 2Q14 Holding Company Liquidity CNO ($ millions) 2Q14 YTD Cash and Investments Balance - Beginning $306.1 $309.0 Sources Net Dividends from Insurance Subsidiaries 75.0 115.0 Dividends from Non-insurance Subsidiaries 4.5 9.5 Interest/Earnings on Corporate Investments 12.4 17.1 Surplus Debenture Interest 12.1 24.1 Service and Investment Fees, Net 32.5 39.4 Total Sources 136.5 205.1 Uses Interest 13.9 19.1 Share Repurchases 100.6 133.6 Debt Payments 17.3 29.8 Common Stock Dividend 12.9 26.3 Holding Company Expenses and Other 11.5 22.2 Total Uses 156.2 231.0 Non-cash changes in investment balances (9.5) (6.2) Unrestricted Cash and Investments Balance - 06/30/2014 $276.9 $276.9

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 22 $33.4 $79.3 $60.5 $275.0 $33.4 $79.3 $60.5 $4.2 $378.1 2014 2015 2016 2017 2018 2019 2020 Term Loan Senior Secured Notes Debt Maturity Profile ($ millions) $378.1 $275.0 CNO

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 23 Holding Company Investments at 6/30/14 CNO ($ millions) Cash & Money Market / Fixed Income $182.7 Equities $52.8 Portfolio strategy prioritizes consistent returns that utilize non-life tax benefits Cash & Money Market Fixed Income Equities Alternatives 4.76% 1.18% 2Q14 0.03% 2.16% Investment Allocation Investment Performance Alternatives $41.4

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 24 $69.8 $180.3 $118.4 $136.6 $342.0 $134.2 2011 2012 2013 YTD2014 Share Repurchases Convertible Repurchases Returning Capital to our Shareholders CNO  Since initiating the share buyback program, repurchased equivalent of 98 million shares, leading to a 32%* reduction in weighted average diluted shares outstanding  Cumulative investment of $981mm in stock and convertible repurchases for an effective average price of $10.04 per share through 6/30/14  Paid $65mm in dividends since initiating dividend program Total Securities Repurchase * Calculated using 98 million shares as a percentage of 1Q11 weighted average diluted shares outstanding Common Stock Dividends $ - $13.9 $24.3 $26.3 Highlights ($ in millions) $69.8 $522.3 $252.6 $136.6 WA Diluted Shares Outstanding 307.5mm 218.4mm

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 25 Capital $1 Non-Life $895 Life $245 Loss Carryforwards Valuation Allowance Leveraging Considerable Tax Assets CNO ($ millions) 2Q 2014 Loss Carryforwards $1,141 $283* 2014 Outlook and Value v  Annual cash flows are expected to be reduced by $50 million in 2016 as life NOL’s are fully utilized  Estimated economic value of ~$600 million @ 10% discount rate  Expect modest future valuation allowance releases as taxable income stabilizes Non-Life * Excludes $11 million related to net state operating loss carryforwards

2Q13 Significant Items

CNO

The table below summarizes the financial impact of the significant items on our 2Q2013 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions).

	Three months ended June 30, 2013		
	Actual results	Significant items	Excluding significant items
Net Operating Income:			
Bankers Life	$ 79.1	$ (2.5) (1)	$ 76.6
Washington National	35.8	(1.5) (2)	34.3
Colonial Penn	1.2	-	1.2
Other CNO Business	(7.2)	-	(7.2)
EBIT from business segments continuing after the CLIC sale	108.9	(4.0)	104.9
Corporate Operations, excluding corporate interest expense	2.4	(6.0) (3)	(3.6)
EBIT from operations continuing after the CLIC sale	111.3	(10.0)	101.3
Corporate interest expense	(13.1)	-	(13.1)
Operating earnings before tax	98.2	(10.0)	88.2
Tax expense on operating income	34.3	(3.5)	30.8
Net operating income *	$ 63.9	$ (6.5)	$ 57.4
Net operating income per diluted share*	$ 0.28	$ (0.03)	$ 0.25

(1) Pre-tax earnings in the Bankers Life segment included: (i) approximately $6.5mm of favorable reserve developments in the Medicare supplement block; partially offset by (ii) refinements to the methodologies used to calculate health product reserves (primarily long-term care) of approximately $4.0mm.

(2) Pre-tax earnings in the Washington National segment included approximately $1.5mm of favorable reserve developments in the Medicare supplement block.

(3) Pre-tax earnings in the Corporate segment included a reduction in expenses of $6mm related to the impact of higher interest rates on the values of liabilities for agent deferred compensation and former executive retirement annuities.

CNO Financial Group | 2Q2014 Earnings | July 29, 2014

* A non-GAAP measure. See pages 31 and 33 for a reconciliation to the corresponding GAAP measure.

26

3Q13 Significant Items

CNO

The table below summarizes the financial impact of significant items on our 3Q2013 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions).

	Three months ended September 30, 2013		
	Actual results	Significant items	Excluding significant items
Net Operating Income:			
Bankers Life	$ 86.3	$ (5.7) (1)	$ 80.6
Washington National	33.0	-	33.0
Colonial Penn	(4.2)	-	(4.2)
Other CNO Business	(5.7)	-	(5.7)
EBIT from business segments continuing after the CLIC sale	109.4	(5.7)	103.7
Corporate Operations, excluding corporate interest expense	9.4	(9.8) (2)	(0.4)
EBIT from operations continuing after the CLIC sale	118.8	(15.5)	103.3
Corporate interest expense	(11.7)	-	(11.7)
Operating earnings before tax	107.1	(15.5)	91.6
Tax expense on operating income	34.4	(5.6)	28.8
Net operating income *	$ 72.7	$ (9.9)	$ 62.8

(1) Pre-tax earnings in the Bankers Life segment included $5.7 million of favorable reserve developments in the Medicare supplement block.

(2) Pre-tax earnings in the Corporate segment included a $9.8 million reduction in net expenses related to the impact of higher interest rates on the values of liabilities for agent deferred compensation and former executive retirement annuities.

* A non-GAAP measure. See page 31 for a reconciliation to the corresponding GAAP measure.

CNO Financial Group | 2Q2014 Earnings | July 29, 2014

27

4Q13 Significant Items

CNO

The table below summarizes the financial impact of the significant item on our 4Q2013 net operating income. Management believes that identifying the impact of this items enhances the understanding of our operating results (dollars in millions).

	Three months ended December 31, 2013		
	Actual results	Significant items	Excluding significant items
Net Operating Income:			
Bankers Life	$ 83.0	$ (3.2) (1)	$ 79.8
Washington National	37.8	-	37.8
Colonial Penn	(4.1)	-	(4.1)
Other CNO Business	(7.4)	-	(7.4)
EBIT from business segments continuing after the CLIC sale	109.3	(3.2)	106.1
Corporate Operations, excluding corporate interest expense	3.8	-	3.8
EBIT from operations continuing after the CLIC sale	113.1	(3.2)	109.9
Corporate interest expense	(11.4)	-	(11.4)
Operating earnings before tax	101.7	(3.2)	98.5
Tax expense on operating income	35.5	(1.2)	34.3
Net operating income *	$ 66.2	$ (2.0)	$ 64.2

(1) Pre-tax earnings in the Bankers Life segment included: (i) $5.8 million of favorable reserve developments in the Medicare supplement block; net of (ii) $2.6 million of net unfavorable adjustments primarily related to reserves established for remediation efforts.

* A non-GAAP measure. See page 31 for a reconciliation to the corresponding GAAP measure.

CNO Financial Group | 2Q2014 Earnings | July 29, 2014

28

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 29 The table below summarizes the financial impact of the significant item on our 1Q2014 net operating income. Management believes that identifying the impact of this item enhances the understanding of our operating results (dollars in millions). Net Operating Income: Bankers Life $ 84.2 $ - $ 84.2 Washington National Colonial Penn EBIT from business segments continuing after the CLIC sale Corporate Operations, excluding corporate interest expense (1) EBIT from operations continuing after the CLIC sale Corporate interest expense Operating earnings before tax Tax expense on operating income Net operating income * $ 59.9 $ 1.9 $ 61.8 Three months ended March 31, 2014 Actual results Significant items Excluding significant items 31.1 - 31.1 (6.2) - (6.2) 109.1 - 109.1 (6.0) 3.0 (3.0) 33.2 103.1 3.0 106.1 (11.1) - (11.1) (1) Pre-tax earnings in the Corporate segment reflected higher expenses of $3 million primarily related to accrual adjustments for incentive compensation. 92.0 3.0 95.0 32.1 1.1 1Q14 Significant Items CNO * A non-GAAP measure. See pages 31 for a reconciliation to the corresponding GAAP measure.

2Q14 Significant Items

CNO

The table below summarizes the financial impact of the significant items on our 2Q2014 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions).

	Three months ended June 30, 2014		
	Actual results	Significant items	Excluding significant items
Net Operating Income:			
Bankers Life	$ 87.4	$ -	$ 87.4
Washington National	32.3	-	32.3
Colonial Penn	3.8	-	3.8
EBIT from business segments continuing after the CLIC sale	123.5	-	123.5
Corporate Operations, excluding corporate interest expense	(15.5)	11.8 (1)	(3.7)
EBIT from operations continuing after the CLIC sale	108.0	11.8	119.8
Corporate interest expense	(11.1)	-	(11.1)
Operating earnings before tax	96.9	11.8	108.7
Tax expense on operating income	33.2	4.2	37.4
Net operating income *	$ 63.7	$ 7.6	$ 71.3
Net operating income per diluted share*	$ 0.29	$ 0.03	$ 0.32

(1) Pre-tax earnings in the Corporate segment reflected an increase in expenses of $11.8 million related to the impact of changes in interest rates on the values of liabilities for agent deferred compensation and former executive retirement annuities.

* A non-GAAP measure. See pages 31 and 33 for a reconciliation to the corresponding GAAP measure.

CNO Financial Group | 2Q2014 Earnings | July 29, 2014

30

Quarterly Earnings

CNO

($ millions)

	2Q13	3Q13	4Q13	1Q14	2Q14
Bankers Life	$ 79.1	$ 86.3	$ 83.0	$ 84.2	$ 87.4
Washington National	35.8	33.0	37.8	31.1	32.3
Colonial Penn	1.2	(4.2)	(4.1)	(6.2)	3.8
Other CNO Business	(7.2)	(5.7)	(7.4)	-	-
EBIT from business segments continuing after the CLIC sale	108.9	109.4	109.3	109.1	123.5
Corporate operations, excluding interest expense	2.4	9.4	3.8	(6.0)	(15.5)
EBIT* from operations continuing after the CLIC sale	111.3	118.8	113.1	103.1	108.0
Corporate interest expense	(13.1)	(11.7)	(11.4)	(11.1)	(11.1)
Operating earnings before taxes	98.2	107.1	101.7	92.0	96.9
Tax expense on period income	34.3	34.4	35.5	32.1	33.2
Net operating income	63.9	72.7	66.2	59.9	63.7
Earnings of CLIC being sold, net of taxes	4.8	5.5	9.7	6.7	8.5
Loss on operations of CLIC being sold, including impact of taxes	-	-	-	(298.0)	-
Gain (loss) related to reinsurance transactions, including impact of taxes	-	-	(63.3)	-	2.5
Net realized investment gains (losses), net of taxes	0.8	(1.1)	9.1	13.6	7.5
Fair value changes in embedded derivative liabilities, net of taxes	12.1	2.2	7.4	(7.2)	(4.8)
Equity in earnings of certain non-strategic investments and earnings attributable to variable interest entities, net of taxes	(2.7)	(3.0)	(2.4)	(3.0)	(2.9)
Loss on extinguishment of debt, net of taxes	(6.8)	-	-	-	(0.4)
Net income (loss) before valuation allowance for deferred tax assets and other tax items	72.1	76.3	26.7	(228.0)	74.1
Valuation allowance for deferred tax assets and other tax items	5.0	206.7	79.3	-	4.0
Net income (loss)	$ 77.1	$ 283.0	$ 106.0	$ (228.0)	$ 78.1

*Management believes that an analysis of earnings before the loss on the operations of CLIC being sold, the earnings of CLIC being sold, gain (loss) related to reinsurance transactions, net realized investment gains (losses), fair value changes in embedded derivative liabilities, equity in earnings of certain non-strategic investments and earnings attributable to variable interest entities, corporate interest expense, loss on extinguishment of debt and taxes ("EBIT," a non-GAAP financial measure) provides a clearer comparison of the operating results of the company quarter-over-quarter because it excludes: (1) the loss on the operations of CLIC being sold, (2) the earnings of CLIC being sold; (3) gain (loss) related to reinsurance transactions; (4) net realized investment gains (losses); (5) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities that are unrelated to the company's underlying fundamentals; (6) equity in earnings of certain non-strategic investments and earnings attributable to variable interest entities; (7) corporate interest expense; and (8) loss on extinguishment of debt. The table above provides a reconciliation of EBIT to net income.

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 31

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 32 The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com. Operating earnings measures Management believes that an analysis of net income applicable to common stock before the loss on the operations of CLIC being sold, the earnings of CLIC being sold, gains or losses related to reinsurance transactions, net realized gains or losses, fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, equity in earnings of certain non- strategic investments and earnings attributable to variable interest entities, loss on extinguishment of debt and changes in our valuation allowance for deferred tax assets (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because these items are unrelated to the Company’s continuing operations. Information Related to Certain Non-GAAP Financial Measures

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of net income applicable to common stock to net operating income (and related per-share amounts) is as follows (dollars in millions, except per-share amounts):

	2Q13	3Q13	4Q13	1Q14	2Q14
Net income applicable to common stock	$ 77.1	$ 283.0	$ 106.0	$ (228.0)	$ 78.1
Earnings of CLIC being sold (net of taxes)	(4.8)	(5.5)	(9.7)	(6.7)	(8.5)
Loss of operations of CLIC being sold (including impact of taxes)	-	-	-	298.0	-
(Gain) loss related to reinsurance transactions (net of taxes)	-	-	63.3	-	(2.5)
Net realized investment (gains) losses, net of related amortization and taxes	(0.8)	1.1	(9.1)	(13.6)	(7.5)
Fair value changes in embedded derivative liabilities, net of related amortization and taxes	(12.1)	(2.2)	(7.4)	7.2	4.8
Equity in earnings of certain non-strategic investments and earnings attributable to variable interest entities	2.7	3.0	2.4	3.0	2.9
Valuation allowance for deferred tax assets and other tax items	(5.0)	(206.7)	(79.3)	-	(4.0)
Loss on extinguishment of debt (net of taxes)	6.8	-	-	-	0.4
Net operating income (a non-GAAP financial measure)	$ 63.9	$ 72.7	$ 66.2	$ 59.9	$ 63.7
Per diluted share:					
Net income (loss)	$ 0.34	$ 1.23	$ 0.47	$ (1.03)	$ 0.35
Earnings of CLIC being sold (net of taxes)	(0.02)	(0.02)	(0.04)	(0.03)	(0.04)
Loss of operations of CLIC being sold (including impact of taxes)	-	-	-	1.35	-
(Gain) loss related to reinsurance transactions (net of taxes)	-	-	0.28	-	(0.01)
Net realized investment (gains) losses, net of related amortization and taxes	(0.01)	0.01	(0.04)	(0.06)	(0.03)
Fair value changes in embedded derivative liabilities, net of related amortization and taxes	(0.05)	(0.01)	(0.04)	0.03	0.02
Equity in earnings of certain non-strategic investments and earnings attributable to variable interest entities	0.01	0.01	0.01	0.01	0.02
Valuation allowance for deferred tax assets and other tax items	(0.02)	(0.90)	(0.35)	-	(0.02)
Loss on extinguishment of debt (net of taxes)	0.03	-	-	-	-
Net operating income (a non-GAAP financial measure)	$ 0.28	$ 0.32	$ 0.29	$ 0.27	$ 0.29

CNO Financial Group | 2Q2014 Earnings | July 29, 2014

33

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 34 2Q13 3Q13 4Q13 1Q14 (a) 2Q14 Operating income 63.9$ 72.7$ 66.2$ 59.9$ 63.7$ Add: interest expense on 7.0% Convertible Senior Debentures due 2016, net of income taxes 0.4 - - - - Total adjusted operating income 64.3$ 72.7$ 66.2$ 59.9$ 63.7$ Weighted average shares outstanding for basic earnings per share 220,498 222,876 221,056 220,307 216,538 Effect of dilutive securities on weighted average shares: 7% Debentures 5,692 839 - - - Stock options, restricted stock and performance units 2,412 2,858 3,005 - 2,390 Warrants 2,291 2,774 3,040 - 3,180 Weighted average shares outstanding for diluted earnings per share 230,893 229,347 227,101 220,307 222,108 Operating earnings per diluted share 0.28$ 0.32$ 0.29$ 0.27$ 0.29$ A reconciliation of operating income and shares used to calculate basic and diluted operating earnings per share is as follows (dollars in millions, except per-share amounts, and shares in thousands): Information Related to Certain Non-GAAP Financial Measures (a) Equivalent common shares of 5,803.0 were not included in the diluted weighted average shares outstanding due to the net loss recognized in 1Q14.

Information Related to Certain Non-GAAP Financial Measures

Book value per diluted share

Book value per diluted share reflects the potential dilution that could occur if outstanding stock options and warrants were exercised, restricted stock and performance units were vested and convertible securities were converted. The dilution from options, warrants, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options and warrants (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period. The dilution from convertible securities is calculated assuming the securities were converted on the last day of the period. In addition, the calculation of this non-GAAP measure differs from the corresponding GAAP measure because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments.

A reconciliation from book value per share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows (dollars in millions, except per share amounts):

	2Q13	3Q13	4Q13	1Q14	2Q14
Total shareholders' equity	$ 4,581.4	$ 4,786.6	$ 4,955.2	$ 4,710.2	$ 4,844.3
Shares outstanding for the period	219,378,666	222,007,214	220,323,823	219,266,947	213,755,190
Book value per share	$ 20.88	$ 21.56	$ 22.49	$ 21.48	$ 22.66
Total shareholders' equity	$ 4,581.4	$ 4,786.6	$ 4,955.2	$ 4,710.2	$ 4,844.3
Less accumulated other comprehensive income	(698.1)	(634.0)	(731.8)	(766.2)	(926.1)
Add carrying value of convertible debentures	28.4	-	-	-	-
Adjusted shareholders' equity excluding AOCI	$ 3,911.7	$ 4,152.6	$ 4,223.4	$ 3,944.0	$ 3,918.2
Shares outstanding for the period	219,378,666	222,007,214	220,323,823	219,266,947	213,755,190
Dilutive common stock equivalents related to:					
Convertible debentures	5,383,774	-	-	-	-
Warrants, stock options, restricted stock and performance units	5,165,919	5,686,148	6,543,950	5,839,726	5,780,892
Diluted shares outstanding	229,928,359	227,693,362	226,867,773	225,106,673	219,536,082
Book value per diluted share (a non-GAAP financial measure)	$ 17.01	$ 18.24	$ 18.62	$ 17.52	$ 17.85

CNO Financial Group | 2Q2014 Earnings | July 29, 2014

35

Information Related to Certain Non-GAAP Financial Measures

Interest-adjusted benefit ratios

The interest-adjusted benefit ratio (a non-GAAP measure) is calculated by dividing the product's insurance policy benefits less imputed interest income on the accumulated assets backing the insurance liabilities by insurance policy income. Interest income is an important factor in measuring the performance of longer duration health products. The net cash flows generally cause an accumulation of amounts in the early years of a policy (accounted for as reserve increases), which will be paid out as benefits in later policy years (accounted for as reserve decreases). Accordingly, as the policies age, the benefit ratio will typically increase, but the increase in the change in reserve will be partially offset by the imputed interest income earned on the accumulated assets. The interest-adjusted benefit ratio reflects the effects of such interest income offset. Since interest income is an important factor in measuring the performance of these products, management believes a benefit ratio, which includes the effect of interest income, is useful in analyzing product performance.

	2Q13	3Q13	4Q13	1Q14	2Q14
Bankers Life					
Long-term care benefit ratios					
Earned premium	$ 134.1	$ 132.6	$ 130.9	$ 129.1	$ 127.4
Benefit ratio before imputed interest income on reserves	129.5%	128.4%	130.0%	131.9%	131.2%
Interest-adjusted benefit ratio	81.4%	79.4%	80.0%	81.0%	79.2%
Underwriting margin (earned premium plus imputed interest income on reserves less policy benefits)	$ 25.0	$ 27.3	$ 26.1	$ 24.5	$ 26.5
Washington National					
Supplemental health benefit ratios					
Earned premium	$ 119.8	$ 121.8	$ 124.4	$ 125.8	$ 126.8
Benefit ratio before imputed interest income on reserves	79.6%	81.7%	76.7%	78.9%	80.3%
Interest-adjusted benefit ratio	53.5%	55.1%	50.6%	53.0%	54.8%
Underwriting margin (earned premium plus imputed interest income on reserves less policy benefits)	$ 55.7	$ 54.7	$ 61.5	$ 59.1	$ 57.4

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 36

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 37 Information Related to Certain Non-GAAP Financial Measures Operating return measures Management believes that an analysis of net income applicable to common stock before the loss on the operations of CLIC being sold, the earnings of CLIC being sold, gains or losses related to reinsurance transactions, net realized gains or losses, fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, equity in earnings of certain non-strategic investments and earnings attributable to variable interest entities, loss on extinguishment of debt and changes in our valuation allowance for deferred tax assets (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because these items are unrelated to the Company’s continuing operations. Management also believes that an operating return, excluding significant items, is important as the impact of these items enhances the understanding of our operating results. This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets). In accordance with GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid). Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-period. Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation.

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 38 Information Related to Certain Non-GAAP Financial Measures The calculations of: (i) operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); (ii) operating return, excluding significant items, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non- GAAP financial measure); and (iii) return on equity are as follows (dollars in millions): 2Q13 3Q13 4Q13 1Q14 2Q14 Operating income 222.4$ 238.7$ 248.4$ 262.7$ 262.5$ Operating income, excluding significant items 230.9$ 230.9$ 236.0$ 246.2$ 260.1$ Net Income 185.2$ 473.2$ 478.0$ 238.1$ 239.1$ Average common equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,004.3$ 3,026.9$ 3,092.4$ 3,126.8$ 3,121.5$ Average common shareholders' equity 4,970.3$ 4,896.4$ 4,849.7$ 4,798.2$ 4,791.5$ Operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryfo wards (a non-GAAP financial measure) 7.4% 7.9% 8.0% 8.4% 8.4% Operating return, excluding significant items, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 7.7% 7.6% 7.6% 7.9% 8.3% Return on equity 3.7% 9.7% 9.9% 5.0% 5.0% Trailing twelve months ended (Continued on next page)

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 39 Information Related to Certain Non-GAAP Financial Measures The following summarizes: (i) operating earnings; (ii) significant items; (iii) operating earnings, excluding significant items; and (iv) net income (dollars in millions): Operating Operating earnings, earnings, excluding Net excluding significant income - Operating Significant significant items - trailing Net trailing earnings items (a) items four quarters income four quarters 1Q12 40.8$ (2.6)$ 38.2$ -$ 59.1$ -$ 2Q12 53.2 (2.3) 50.9 - 65.7 - 3Q12 56.4 6.4 62.8 - (5.0) - 4Q12 56.5 2.6 59.1 211.0 101.2 221.0 1Q13 45.6 6.0 51.6 224.4 11.9 173.8 2Q13 63.9 (6.5) 57.4 230.9 77.1 185.2 3Q13 72.7 (9.9) 62.8 230.9 283.0 473.2 4Q13 66.2 (2.0) 64.2 236.0 106.0 478.0 1Q14 59.9 1.9 61.8 246.2 (228.0) 238.1 2Q14 63.7 7.6 71.3 260.1 78.1 239.1 (a) - The significant items have been discussed in prior press releases. (Continued on next page)

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 40 Information Related to Certain Non-GAAP Financial Measures A reconciliation of pretax operating earnings (a non-GAAP financial measure) to net income is as follows (dollars in millions): 2Q13 3Q13 4Q13 1Q14 2Q14 Pretax operating earnings (a non-GAAP financial measure) 345.0$ 369.5$ 378.3$ 399.0$ 397.7$ Income tax (expense) benefit (122.6) (130.8) (129.9) (136.3) (135.2) Operating return 222.4 238.7 248.4 262.7 262.5 Earnings of CLIC being sold, net of taxes (21.1) 19.1 25.5 26.7 30.4 Loss on operations of CLIC being sold, inculding impact of taxes - - - (298.0) (298.0) Loss related to reinsurance transactions (net of taxes) - - (63.3) (63.3) (60.8) Net realized investment gains, net of related amortization and taxes 28.5 18.7 16.8 22.4 29.1 Fair value changes in embedded derivative liabilities, net of related amortization and taxes 14.0 18.2 23.0 14.5 (2.4) Equity in earnings of certain non-strategic investments and earnings attributable to variable interest entities (net of taxes) (4.5) (7.5) (9.9) (11.1) (11.3) Loss on extinguishment of debt (net of taxes) (241.1) (64.7) (64.0) (6.8) (0.4) Valuation allowance for deferred tax assets and other tax items 187.0 250.7 301.5 291.0 290.0 Net income 185.2$ 473.2$ 478.0$ 238.1$ 239.1$ Twelve months ended (Continued on next page)

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 41 Information Related to Certain Non-GAAP Financial Measures A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows (dollars in millions): 1Q12 2Q12 3Q12 4Q12 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,057.1$ 3,129.9$ 2,938.8$ 2,976.9$ Net operating loss carryforwards 817.9 772.4 893.0 875.0 Accumulated other comprehensive income 808.0 990.8 1,234.4 1,197.4 Common shareholders' equity 4,683.0$ 4,893.1$ 5,066.2$ 5,049.3$ 1Q13 2Q13 3Q13 4Q13 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,002.9$ 3,067.6$ 3,181.9$ 3,258.1$ Net operating loss carryforwards 855.0 815.7 970.7 965.3 Accumulated other comprehensive income 1,170.7 698.1 634.0 731.8 Common shareholders' equity 5,028.6$ 4,581.4$ 4,786.6$ 4,955.2$ 1Q14 2Q14 Consolidated capital, excluding accumulated other comprehensive i co e (l ss) and net operating loss carryforwards (a non-GAAP financial measure) 2,996.0$ 3,032.6$ Net operating loss carryforwards 948.0 885.6 Accumulated other comprehensive income 766.2 926.1 Common shareholders' equity 4,710.2$ 4,844.3$

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 42 Information Related to Certain Non-GAAP Financial Measures A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows (dollars in millions): 2Q13 3Q13 4Q13 1Q14 2Q14 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,004.3$ 3,026.9$ 3,092.4$ 3,126.8$ 3,121.5$ Net operating loss carryforwards 854.3 869.4 890.4 913.3 933.7 Accumulated other comprehensive income 1,111.7 1,000.1 866.9 758.1 736.0 Common shareholders' equity 4,970.3$ 4,896.4$ 4,849.7$ 4,798.2$ 4,791.2$ Trailing Four Quarter Average

CNO Financial Group | 2Q2014 Earnings | July 29, 2014 43 Information Related to Certain Non-GAAP Financial Measures 2Q13 3Q13 4Q13 1Q14 2Q14 Corporate notes payable 905.7$ 868.6$ 856.4$ 844.1$ 827.3$ Total shareholders' equity 4,581.4 4,786.6 4,955.2 4,710.2 4,844.3 Total capital 5,487.1$ 5,655.2$ 5,811.6$ 5,554.3$ 5,671.6$ orporat debt to capital 16.5% 15.4% 14.7% 15.2% 14.6% Corporate notes payable 905.7$ 868.6$ 856.4$ 844.1$ 827.3$ Total shareholders' equity 4,581.4 4,786.6 4,955.2 4,710.2 4,844.3 Less accumulated other comprehensive income (698.1) (634.0) (731.8) (766.2) (926.1) Total capital 4,789.0$ 5,021.2$ 5,079.8$ 4,788.1$ 4,745.5$ Debt to total capital ratio, excluding AOCI (a non-GAAP financial measure) 18.9% 17.3% 16.9% 17.6% 17.4% Debt to capital ratio, excluding accumulated other comprehensive income (loss) The debt to capital ratio, excluding accumulated other comprehensive income (loss), differs from the debt to capital ratio because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non- GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. A reconciliation of these ratios is as follows ($ in millions):